UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

SPIRAL TOYS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178738	27-3388068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.

30077 Agoura Court, Suite 230

Agoura Hills, CA 91301

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 681-7627

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm.

Effective January 4, 2016 (the “Resignation Date”) HJ Associates & Consultants, LLP (“HJ”) resigned as the independent registered public accounting firm for Spiral Toys, Inc. (the “Company”) in connection with HJ’s acquisition by Haynie & Company (“HC”) .

The reports of HJ on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2014 and the quarter ended September 30, 2015 did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2014 and through the Resignation Date, there have been (i) no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of HJ, would have caused HJ to make reference thereto in their reports on the consolidated financial statements for such years, as that term is described in Item 304(a)(1)(iv) of Regulation S-K; and (ii) no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided HJ with a copy of this Form 8-K and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of such letter, dated January 7, 2016, is attached as Exhibit 16.1.

(b) New independent registered public accounting firm.

On January 7, 2016, the Company engaged HC, as its new independent registered public accounting firm. The engagement of HC as the Company’s independent registered public accounting firm was approved by the Company’s board of directors.

Prior to January 7, 2016, the Company did not consult with HC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that HC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from HJ Associates & Consultants, LLP dated January 7th, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spiral Toys, Inc.

Dated: January 11, 2016	By:	/s/ Mark Meyers
Mark Meyers, Chairman of the Board